Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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     14a-6(e)(2))
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                           First Bancshares, Inc.
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             (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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



                                   FIRST BANCSHARES, INC.
                                   P.O. Box 777
                                   Mountain Grove, Missouri   65711

                                   Telephone:  (417-926-5151)


                                   October 13, 2006


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of First Bancshares, Inc. to be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Thursday, November 9, 2006, at 2:00 p.m., Central Time.

    The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of McGladrey & Pullen, LLP, the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

    To ensure proper representation of your shares at the meeting, please sign, date and return the enclosed proxy card in the postage-prepaid envelope provided as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,


                                   /s/James W. Duncan

                                   James W. Duncan
                                   President and
                                   Chief Executive Officer

                            FIRST BANCSHARES, INC.
                            142 EAST FIRST STREET
                       MOUNTAIN GROVE, MISSOURI 65711
                               (417) 926-5151

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
               TO BE HELD ON NOVEMBER 9, 2006

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of First Bancshares, Inc. ("Corporation") will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Thursday, November 9, 2006, at 2:00 p.m., Central Time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Corporation; and

     2. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on August 31, 2006 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/Sonya Everett

                                      Sonya Everett
                                      SECRETARY

Mountain Grove, Missouri
October 13, 2006

IMPORTANT: THE PROMPT RETURN OF THE PROXY CARD WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              PROXY STATEMENT
                                    OF
                           FIRST BANCSHARES, INC.
                           142 EAST FIRST STREET
                      MOUNTAIN GROVE, MISSOURI 65711
                              (417) 926-5151

                      ANNUAL MEETING OF STOCKHOLDERS
                            NOVEMBER 9, 2006

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Bancshares, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation ("Meeting"). The Meeting will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Thursday, November 9, 2006, at 2:00 p.m., Central Time. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about October 13, 2006. The Corporation is the holding company for First Home Savings Bank ("Savings Bank").

                        VOTING AND PROXY PROCEDURE

     Stockholders Entitled to Vote. Stockholders of record as of the close of business on August 31, 2006 ("Voting Record Date") are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. As of the close on business on the Voting Record Date, the Corporation had 1,552,480 shares of Common Stock issued and outstanding.

     As provided in the Corporation's Articles of Incorporation, record holders of Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Corporation's outstanding shares are not entitled to any vote with respect to the shares they hold in excess of the 10% limit.

     If you are a beneficial owner of Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Common Stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposal to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. If a stockholder of record as of the close of business on the Voting Record Date attends the Meeting, he or she may vote by ballot. The Board recommends a vote FOR the election of the nominees for director.

     The two directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

     If a stockholder does not return a signed and dated proxy card, or does not attend the Meeting and vote in person, his or her shares will not be voted.

     Revocation of a Proxy. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below.

     Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later dated and signed proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If your Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

     Participants in the First Home Savings Bank ESOP. If a stockholder is a participant in the First Home Savings Bank Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

                          SECURITY OWNERSHIP OF
               CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Persons and groups who beneficially own in excess of five percent of the outstanding shares of the Corporation's Common Stock are required to file with the Securities and Exchange Commission ("SEC"), and furnish a copy to the Corporation, certain reports disclosing their ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon these reports, the following table sets forth, as of the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than five percent of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than five percent of the outstanding shares of Common Stock as of the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to the shares of Common Stock beneficially owned by (a) each current director of the Corporation and each of management's nominees for director, (b) each of the executive officers named in the Summary Compensation Table ("named executive officers") and (c) all executive officers and directors of the Corporation as a group.

Names and Addresses                   Number of Shares      Percent of Common
of Beneficial Owners                Beneficially Owned (1)  Stock Outstanding
--------------------                ----------------------  -----------------

Beneficial Owners of More Than 5%

First Home Savings Bank Employee
Stock Ownership Plan Trust
 142 East First Street
 Mountain Grove, Missouri 65711            144,916                9.33%

Tontine Financial Partners, L.P. (2)
 55 Railroad Avenue, 3rd Floor
 Greenwich, Connecticut 06830              108,880                7.01

Directors

Harold F. Glass                             45,649                2.94
Dr. James F. Moore, Jr.                     17,250                1.11
John G. Moody                                8,850                0.57
Thomas M. Sutherland (3)                    25,379                1.64
Billy E. Hixon                                 -                    -

Named Executive Officers (4)

James W. Duncan                              7,787                0.50
Charles W. Schumacher (5)                      -                    -
Stephen H. Romines (6)                       4,444                0.29
Susan J. Uchtman (7)                        15,381                0.99

All Executive Officers and
  Directors as a Group (seven persons)     127,702                8.20

-----------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the ESOP as of the close of business on the Voting Record Date, as to which the holders have voting power but not investment power, are also included as follows: Mrs. Uchtman,15,381 shares; and all executive officers and directors as a group, 22,788 shares. The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the close of business on the Voting Record Date, through the exercise of stock options granted pursuant to the Corporation's 2004 Stock Option Plan ("Option Plan"): Mr. Duncan, 5,000 shares.

(2) Based on information disclosed in an Amended Schedule 13D, dated September 10, 2003, filed with the SEC.
(3) Includes 1,348 shares held directly, 405 shares held in his wife's IRA, 507 shares held in trust for one adult child and 23,119 held in trust for a minor child under the Missouri Uniform Transfers to Minors Law.
(4) SEC regulations define the term "named executive officer" to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Duncan, Mrs. Uchtman and Mr. Schumacher were the Corporation's only "named executive officers" for the fiscal year ended June 30, 2006.
(5) Mr. Schumacher resigned as the Chairman of the Board, Chief Executive Officer and President of the Corporation and the Savings Bank effective September 7, 2005.
(6) In connection with Mr. Schumacher's resignation, Mr. Romines was appointed by the Board to serve as Interim President and Chief Executive Officer of the Corporation and the Savings Bank. Mr. Romines served in this capacity until Mr. Duncan was appointed by the Board to serve as President and Chief Executive Officer of the Corporation and the Savings Bank effective December 19, 2005.
(7) Mrs. Uchtman stepped down from her positions as the Chief Financial Officer of the Corporation and the Savings Bank effective September 18, 2006.

                      PROPOSAL I - ELECTION OF DIRECTORS

     The Corporation's Board of Directors consists of five members. Dr. James
F. Moore, Jr. has served as a director of the Corporation since 1993 and announced in June 2006 he will not stand for reelection as a director when his term expires this year. The Board of Directors has nominated James W. Duncan, the Corporation's President and Chief Executive Officer, to fill the vacancy created by Dr. Moore's retirement from the Board of Directors.

     The Corporation's Bylaws provide that directors are elected for terms of three years, approximately one-third of whom are elected annually. A majority of the Board of Directors is comprised of independent directors, in accordance with the requirements for companies quoted on The Nasdaq Stock Market LLC ("Nasdaq"). The Board of Directors has determined that all of the members of the Board of Directors are independent, except for Mr. Glass, who also serves as the Savings Bank's legal counsel, and Mr. Duncan, who serves as President of the Corporation.

     The Nominating Committee of the Board of Directors has nominated for election as directors Harold F. Glass and James W. Duncan, each to serve for a three-year term, or until their respective successors have been elected and qualified. Mr. Glass is a current member of the Board of Directors of the Corporation and the Savings Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above-named nominees. If either nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

     The Board of Directors recommends a vote "FOR" the election of Messrs. Glass and Duncan.

     The following table sets forth as to the nominee for election at the meeting and each director continuing in office, his name, age, and the year he first became a director. Unless otherwise indicated, the principal occupation listed for each person below has been his occupation for the past five years.

                                                          Year First    Year
                                                           Elected      Term
Name             Age (1)      Principal Occupation       Director (2)  Expires
----             -------      --------------------       ------------  -------

                                 BOARD NOMINEES

Harold F. Glass    65     Partner of Millington, Glass       1978      2009(4)
                          & Love, a law firm located in
                          Springfield, Missouri

James W. Duncan    49     President and Chief Executive      2006(3)   2009(4)
                          Officer of the Corporation and
                          the Savings Bank

                           DIRECTORS CONTINUING IN OFFICE

John G. Moody      54     Judge of the 44th Missouri         1993       2007
                          Judicial Circuit

Billy E. Hixon     59     Retired partner from regional      2005       2007
                          CPA firm of BKD, LLP
Thomas M.
 Sutherland        55     One of the owners and operators    2004       2008
                          of the Sutherlands Home Improve-
                          ment Centers group of stores
---------
(1) At June 30, 2006.
(2) Includes prior service on the Board of Directors of the Savings Bank.
(3) Mr. Duncan is not currently a director of the Corporation or the Savings
    Bank.
(4) Assuming election at the Meeting.

              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Corporation and Savings Bank conduct their business through meetings and committees of their respective Boards. The Board of Directors of the Corporation and the Savings Bank meets monthly and holds additional special meetings as needed. During the fiscal year ended June 30, 2006, the Board of Directors of the Corporation held 12 meetings and the Board of Directors of the Savings Bank held 12 meetings. No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the respective Boards' and committee meetings on which such Board member served during this period.

     The Board of Directors of the Corporation has an Executive Committee that consists of Messrs. Glass and Moody. The Executive Committee meets for the purpose of acting as a long range planning committee of the Corporation and to take any and all actions they deem necessary or appropriate between regular meetings of the Board. This Committee did not meet during fiscal 2006.

     The Corporation's Audit Committee consists of Messrs. Moore, Moody and Hixon. This Committee meets for the purpose of reviewing the audit procedures at the Corporation and the report and performance of the Corporation's independent auditing firm, and taking such other actions and responsibilities as shall from time to time be deemed necessary or appropriate by the Committee. The Audit Committee has a Charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the Charter. The Charter was attached as Exhibit A to the 2004 proxy statement. Each member of the Audit Committee is "independent," in accordance with the requirements for companies quoted on Nasdaq. The Board of Directors has determined that Billy E. Hixon meets the definition of "audit committee financial expert," as defined by the SEC. This Committee met four times during fiscal 2006.

     Messrs. Moore, Moody and Sutherland are members of the Compensation Committee. Accordingly, each member of the Committee is independent in accordance with the requirements for companies quoted on Nasdaq. The Compensation Committee has a Charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the Charter. The Compensation Committee met twice during the fiscal year ended June 30, 2006.

     The Board of Directors also has a Nominating Committee, currently consisting of Messrs. Moody, Moore, and Sutherland for selecting the nominees
for election as directors.   Each member of the Committee is independent in
accordance with the requirements for companies quoted on Nasdaq. The Nominating Committee met three times during the fiscal year ended June 30, 2006.

    The Committee has a Charter which specifies its obligations. The Charter is not available on the Corporation's website, but a copy may be obtained from the Corporate Secretary, First Bancshares Inc., P.O. Box 777, Mountain Grove,
Missouri 65711.   A copy of the Nominating Committee Charter was attached as an exhibit to the September 2004 annual meeting proxy statement.

     Only those nominations made by the Committee or properly presented by stockholders will be voted upon at the Meeting. In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Savings Bank's market area. Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Corporation. The Committee will consider director candidates recommended by the Corporation's stockholders. If a stockholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Corporation's Board of directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for stockholder nominations, see "Stockholder Proposals" in this proxy statement.

     Compensation Committee Interlocks and Insider Participation. No members of the Compensation Committee were officers or employees of the Corporation or any of its subsidiaries during the year ended June 30, 2006, were formerly Corporation officers or had any relationships otherwise requiring disclosure.

Communications with the Board of Directors and Attendance at Annual Meetings

     The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. A stockholder may communicate with the Board of Directors or any individual director by mailing a written communication to the Corporate Secretary, First Bancshares, Inc., P.O. Box 777, Mountain Grove, Missouri 65711. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

     All directors are requested to attend the Corporation's annual meetings of stockholders. All directors attended the 2005 Annual Meeting of Stockholders.

Corporate Governance

     The Corporation and the Savings Bank are committed to establishing and maintaining high standards of corporate governance. The Board of Directors is cognizant of its responsibility to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and Nasdaq with respect to corporate governance. The Board and its committees will continue to evaluate and improve the Corporation's and the Savings Bank's corporate governance principles and policies as necessary and as required.

     Code of Ethics. On August 25, 2004, the Board Directors adopted the Officer and Director Code of Ethics. The Code is applicable to each of the Corporation's directors and officers, including the principal executive officer and senior financial officers, and requires individuals to maintain the highest standards of professional conduct. A copy of the Code of Ethics is available upon request by contacting the Corporate Secretary, First Bancshares, Inc., P.O. Box 777, Mountain Grove, Missouri 65711.

                           DIRECTORS' COMPENSATION

     Members of the Board of Directors of the Corporation do not receive any fees. Members of the Board of Directors of the Savings Bank currently receive a fee of $600 per Board meeting, Director Glass receives $43 per meeting as a travel allowance and $157 per meeting for legal fees. No fees are paid to directors for attendance at committee meetings. Total fees paid to directors of the Savings Bank during the fiscal year ended June 30, 2006 were $31,250.

     During the fiscal year ended June 30, 2006, non-employee Directors Sutherland and Hixon each were granted options to acquire 1,000 shares of Common Stock under the Corporation's 2004 Stock Option Plan. The options vest at a rate of 20% per year over a five year period. Options will become immediately exercisable in the event of a change in control of the Corporation.

                           EXECUTIVE COMPENSATION

Summary Compensation Table

     The following information is furnished for Messrs. Duncan, Schumacher,
Romines and Mrs. Uchtman.   No other executive officer of the Corporation or
the Savings Bank received salary and bonus in excess of $100,000 during the year ended June 30, 2006.

                                                         Long-Term
                                                        Compensation
                              Annual Compensation(1)       Awards
                              ------------------------   ----------
                                                Other
                                               Annual    Securities  All Other
                                               Compen-   Underlying   Compen-
Name and                             Salary    sation      Options    sation
Position                      Year   ($)(2)    ($)(3)      (#)(4)     ($)(5)
--------                      ----  --------   -------   ----------  ---------

James W. Duncan (6)           2006    81,368     --        30,000        --
President and Chief Executive
Officer of the Corporation
and the Savings Bank

Charles W. Schumacher (7)     2006    59,827     --           --       67,724
President and Chief Executive 2005   142,150     --           --         --
Officer of the Corporation    2004   131,100     --           --        2,249
and the Savings Bank

Stephen H. Romines (8)        2006      --       --           --        6,000
Interim President and Chief   2005      --       --           --         --
Executive Officer of the      2004    23,225     --           --         --
Corporation and the Savings
Bank

Susan J. Uchtman (9)          2006   101,790     --           --          234
Chief Financial Officer       2005    96,878     --           --         --
of the Corporation and the    2004    91,676     --           --       56,634
Savings Bank

-----------
(1)  All compensation, including fringe benefits, is paid by the Savings Bank.
(2) Amounts for fiscal 2006 include: for Mr. Schumacher, Chairman of the Board fees of $2,275.
(3) Does not include perquisites which did not exceed $50,000 or 10% of salary and bonus.
(4) Mr. Duncan was granted 30,000 incentive stock options on December 15, 2005 in connection with his employment with the Corporation. Other than 5,000 options that were vested immediately, the remaining 25,000 options vest at the rate of 20% per year.
(5) Amounts for fiscal year 2006 reflect: for Mr. Schumacher, automobile allowance of $3,705, travel allowance for spouse of $673, cash received for accrued personal and vacation leave earned but not taken of $21,346, and severance payment of $42,000 in connection with resignation; for Mr. Romines, a consulting fee for six months at $1,000 per month; and for Mrs. Uchtmann, matching 401(k) contribution.
(6)  Mr. Duncan joined the Corporation in December 2005.
(7) Mr. Schumacher resigned as the Chairman of the Board, Chief Executive Officer and President of the Corporation and the Savings Bank effective September 7, 2005.

                  (footnotes continued on following page)

(8) In connection with Mr. Schumacher's resignation, Mr. Romines was appointed by the Board to serve as Interim President and Chief Executive Officer of the Corporation and the Savings Bank. Mr. Romines retired as Chairman of the Board, President and Chief Executive Officer of the Corporation and as Vice President of the Savings Bank effective June 30, 2004.
(9) Mrs. Uchtman stepped down from her positions as the Chief Financial Officer of the Corporation and the Savings Bank effective September 18, 2006.

Option Grant Table

     The following table sets forth information concerning the grant of stock options to the Chief Executive Officer during the fiscal year ended June 30, 2006. No options were awarded to Mr. Schumacher, Mr. Romines and Mrs. Uchtman during fiscal 2006.

                     Number of Securities
                      Underlying Options
    Name                  Granted (1)      Exercise Price   Expiration Date
---------------      --------------------  --------------   ---------------

James W. Duncan             30,000              $17.79         12/15/2010

-----------
(1) The reported option grants vest at the rate of 20% per year. Options will become immediately exercisable in the event of a change in control of the Corporation. Except for 5,000 shares that were vested immediately, the remainder vest at the rate of 20% per year.

Option Exercise/Value Table

     The following table sets forth information with respect to the number and value of stock options held at June 30, 2006 by the Chief Executive Officer and the named executive officers.

                                                 Number of        Value of
                                                Securities      Unexercised
                                                Underlying      In-the-Money
                                                Unexercised      Options at
                                                 Options at     FY-End($)(1)
                      Shares                     FY-End (#)
                    Acquired on    Value        Exercisable     Exercisable
Name                Exercise (#) Realized($)   Unexercisable   Unexercisable
----                ------------ -----------   -------------   -------------

James W. Duncan          --          --         5,000/25,000       -- / --
Charles W. Schumacher    --          --           -- / --          -- / --
Stephen H. Romines       --          --           -- / --          -- / --
Susan J. Uchtman         --          --           -- / --          -- / --

---------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on June 30, 2006 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreement

     The Savings Bank has entered into an employment agreement with Mr. Duncan effective December 15, 2005. The agreement has a term of one year and may be renewed by the Board for an additional year each year unless the Board has given Mr. Duncan advance written notice of their intention not to extend the term of the agreement. The agreement further provides for a base salary which may not be reduced. Mr. Duncan's current base salary under the agreement is

$160,000 and is subject to annual review by the Board. Under the agreement, Mr. Duncan is eligible to participate in retirement and employee benefit programs available to employees of the Savings Bank as well as any programs made available to executive officers.

     In the event of involuntary termination without cause other than after a change of control which occurs during the term of this Agreement, the Bank shall pay to Mr. Duncan his salary, for a period of six months following such termination, at the rate in effect immediately prior to the date of termination, payable in such manner and at such times as the salary would have been payable to Mr. Duncan if he had continued to be employed by the Savings Bank. If Mr. Duncan's employment terminates by reason of this death, the Savings Bank will pay his salary which was not previously paid and which he would have earned if he had continued to be employed under this Agreement through the last day of the calendar month in which he died, together with the benefits provided hereunder through such date.

     In the event of Mr. Duncan's termination without cause with or within 12 months before or after a Change of Control, the Savings Bank shall pay in a lump sum in cash within 25 business days after the date of termination an amount equal to 299% of the Employee's "base amount" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). In the event that a change of control of the Savings Bank had occurred on June 30, 2006, based solely on the cash compensation paid to Mr. Duncan during 2006 and excluding the value of any other employee benefits which may be payable, Mr. Duncan would have received a payment of approximately $478,000. For purposes of the agreement, a "change of control" will be deemed to have occurred if at any time during this agreement: (1) any person or persons acting in concert has or have beneficial ownership of twenty-five percent (25%) or more of the common stock of Corporation; (2) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constitute the Savings Bank's or the Corporation's Board of Directors cease for any reason to constitute at least a majority of the Board, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period; or
(3) approval by the Corporation's stockholders of a plan of reorganization, merger or consolidation of the Savings Bank or the Corporation, sale of all or substantially all of the assets of the Savings Bank or the Corporation, a similar transaction in which the Savings Bank or the Corporation is not the resulting entity of such transaction.

     The Corporation and the Savings Bank entered into a severance agreement and general release with Charles W. Schumacher on October 31, 2005 in connection with his termination of employment. The material terms of the agreement provided for Mr. Schumacher to receive a payment of $42,000 in consulting fees and for unused vacation and personal days. Following his resignation on September 7, 2005, and as provided by the agreement, Mr. Schumacher served as a consultant to the Corporation and the Savings Bank through November 21, 2005. The agreement also provided for Mr. Schumacher's release of the Savings Bank and its directors, employees and agents from all claims and demands arising out of or in connection with his prior employment contract with the Savings Bank and any matters related to his employment with the Savings Bank. Similarly, the agreement provided for the Savings Bank's release of Mr. Schumacher from any claims arising out of his employment with the Savings Bank.

                          AUDIT COMMITTEE MATTERS

     Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Corporation's Board of Directors. A copy of the Audit Committee Charter was attached to the 2004 annual meeting proxy statement as Exhibit A. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Corporation. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Corporation.

     Audit Committee Report. The Corporation's Audit Committee has issued the following report with respect to the audited financial statements of the Corporation for the fiscal year ended June 30, 2006.

     * The Audit Committee has reviewed and discussed with the Corporation's management the Corporation's fiscal 2006 audited financial statements;

     * The Audit Committee has discussed with the Corporation's independent auditors (McGladrey & Pullen, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

     * The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Corporation and its related entities) and has discussed with the auditors their independence from the Corporation; and

     * Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2006 audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006.

     Submitted by the Audit Committee of the Corporation's Board of Directors:

                                     Billy E. Hixon
                                     John G. Moody
                                     Dr. James F. Moore, Jr.

                         TRANSACTIONS WITH MANAGEMENT

     Mr. Harold F. Glass, a director of the Savings Bank and the Corporation, is a partner with the law firm of Millington, Glass & Love, which firm serves as legal counsel for the Corporation, the Savings Bank and its subsidiary. As counsel for the Corporation and the Savings Bank for the fiscal year ended June 30, 2006, Millington, Glass & Love was paid $47,395 in fees and expense reimbursement, which amount did not exceed five percent of the law firm's annual gross revenues.

     The above-described transactions were made on terms no less favorable to the Savings Bank and the Corporation than ones with unaffiliated third parties.

     The Savings Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons. Loans to such persons are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons. Management believes that these loans neither involve more than the normal risk of collectability nor present other unfavorable features. The Savings Bank has never granted loans to its directors and officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Corporation or the Savings Bank are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, do not involve more than the normal risk of collectability or present other unfavorable features. At June 30, 2006, loans to directors and executive officers, including immediate family members, totaled $532,652.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than ten percent of any registered class of the Common Stock, to file reports of ownership and changes in ownership with the SEC and the Corporation.

     Based solely on a review of the report and written representations provided to the Corporation, the Corporation believes that during the fiscal year ended June 30, 2006, all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

                               AUDITORS

     McGladrey & Pullen, LLP served as the Corporation's independent auditors for the fiscal year ended June 30, 2006. The Audit Committee of the Board of Directors has appointed McGladrey & Pullen, LLP as the independent auditors for the fiscal year ending June 30, 2007. A representative of McGladrey & Pullen, LLP will be present at the Meeting to respond to shareholders' questions and will have the opportunity to make a statement if he or she so desires.

     On April 26, 2006, the Audit Committee of the Corporation selected McGladrey & Pullen, LLP to serve as the Corporation's independent public accountants for the fiscal year ending June 30, 2006. The Corporation terminated its engagement of Kirkpatrick, Phillips & Miller, CPAs, P.C. as its independent accountants effective April 26, 2006. The decision to change accountants was approved by the Corporation's Audit Committee and Board of Directors on April 26, 2006.

     In connection with the audit for the 2005 fiscal year and through April 26,2006, (1) there were no disagreements with Kirkpatrick, Phillips & Miller, CPAs, P.C. on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Kirkpatrick, Phillips & Miller, CPAs, P.C., would have caused them to make reference thereto in their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

     The Corporation requested that Kirkpatrick, Phillips & Miller, CPAs, P.C. furnish it with a letter addressed to the SEC, stating whether they agree with the foregoing statements, and if not, stating the respects in which they do not agree. The required letter from Kirkpatrick, Phillips &

Miller, CPAs, P.C. with respect tothe above statements made by the Corporation was filed as an exhibit to the Current Report on Form 8-K filed by the Corporation on May 2, 2006.

     The report of Kirkpatrick, Phillips & Miller, CPAs, P.C. on the Corporation's financial statements for fiscal year ended June 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Corporation had not consulted with McGladrey & Pullen, LLP during 2005 or the period from July 1, 2005 through April 26, 2006, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion McGladrey & Pullen, LLP might issue on the Corporation's financial statements.

      The following table sets forth the aggregate fees billed, or expected to be billed, to the Corporation by McGladrey & Pullen, LLP for professional services rendered for the fiscal year ended June 30, 2006.

                                                      June 30,
                                                 ------------------
                                                    2006     2005
                                                    ----     ----
            Audit Fees (1)                       $136,279   $  -
            Audit-Related Fees                       -         -
            Tax Fees                               12,500      -
            All Other Fees                           -         -

            ------------
            (1)  Fees for 2006 include estimated amounts to be billed.

     The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditors in connection with its annual review of its Charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditors and whether the service could compromise the independence of the independent auditors.

                                 OTHER MATTERS

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                             FINANCIAL STATEMENTS

     The Corporation's 2006 Annual Report to Stockholders, including consolidated financial statements, accompanies this Proxy Statement and has been mailed to all stockholders of record as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Corporation's annual meeting to be held in October 2007 must be received by the Corporation no later than June 15, 2007 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Corporation's Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before an annual meeting, the stockholder must deliver notice of nominations and/or proposals to the Secretary of the Corporation not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 40 days' notice of the annual meeting is given to stockholders, the stockholder's notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders. The Corporation anticipates that, in order to be timely, stockholder nominations or proposals intended to be made at this year's Meeting must be made by October 23, 2006. As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including that person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected,
and certain information regarding the stockholder giving the notice.   The
notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/SONYA EVERETT

                                SONYA EVERETT
                                SECRETARY
Mountain Grove, Missouri
October 13, 2006

                                 FORM 10-KSB

A COPY OF THE FORM 10-KSB AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON AUGUST 31, 2006 UPON WRITTEN REQUEST TO SONYA EVERETT, SECRETARY, FIRST BANCSHARES, INC., P.O. BOX 777, MOUNTAIN GROVE, MISSOURI 65711.

THE CORPORATION'S FORMS 10-KSB, 10-QSB AND OTHER DISCLOSURE DOCUMENTS FILED WITH THE SEC CAN BE OBTAINED FROM THE SEC'S HOME PAGE ON THE WORLD WIDE WEB AT http://www.sec.gov.

[x] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS SAMPLE         FIRST BANCSHARES, INC.
                                                                  With For All
                                                              For hold Except
                                         1. The election as
   ANNUAL MEETING OF STOCKHOLDERS           director of the   [ ]  [ ]   [ ]
        NOVEMBER 9, 2006                    nominees listed

The undersigned hereby appoints John G.     Harold F. Glass
Moody and Thomas M. Sutherland as the       James W. Duncan
official Proxy Committee of the Board of
Directors with full powers of substitu-     INSTRUCTION: To withhold
tion, as attorneys and proxies for the      authority to vote for the
undersigned, to vote all shares of          nominee, mark "For All
common stock of First Bancshares, Inc.      Except" and write the
which the undersigned is entitled to vote   nominee's name in the space
at the Annual Meeting of Stockholders,      provided below.
to be held at the Days Inn Conference
Room, 300 East 19th Street, Mountain
Grove, Missouri, on Thursday, November
9, 2006 at 2:00 p.m., Central Time, and     ------------------------------
at any and all adjournments thereof, as
follows:


                             ---------
Please be sure to sign and    Date         The Board of Directors recommends a
 date this Proxy in the                  Vote "FOR" the above proposal.
     box below.
--------------------------------------   THIS PROXY WILL BE VOTED AS DIRECTED,
                                         BUT IF NO INSTRUCTIONS ARE SPECIFIED,
                                         THIS PROXY WILL BE VOTED FOR THE
--------------------------------------   PROPOSITION STATED. IF ANY OTHER
Stockholder sign    Co-holder (if any)   BUSINESS IS PRESENTED AT SUCH MEET-
     above             sign above        ING, THIS PROXY WILL BE VOTED BY THE
                                         THOSE NAMED IN THIS PROXY IN THEIR
                                         BEST JUDGMENT. AT THE PRESENT TIME,
                                         THE BOARD OF DIRECTORS KNOWS OF NO
                                         OTHER BUSINESS TO BE PRESENTED AT THE
                                         MEETING.

------------------------------------------------------------------------------
                    Detach above card, sign, date and mail in
                         postage paid envelope provided.

                             FIRST BANCSHARES, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated October 13, 2006 and the 2006 Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

                             PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------

-------------------------

-------------------------